EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Unico American Corporation (the "Company") for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cary L. Cheldin, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/ Cary L. Cheldin

Name:   Cary L. Cheldin

Title:      Chairman of the Board, President and Chief Executive Officer

Date:     May 15, 2020